CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : OCTOBER 1999
Beginning of the Month Principal Receivables :                                                                10,665,942,752.17
                                                                                                              -----------------
Beginning of the Month Finance Charge Receivables :                                                              368,550,549.32
                                                                                                              -----------------
Beginning of the Month Discounted Receivables :                                                                            0.00
                                                                                                              -----------------
Beginning of the Month Total Receivables :                                                                    11,034,493,301.49
                                                                                                              -----------------

Removed Principal Receivables :                                                                                            0.00
                                                                                                              -----------------
Removed Finance Charge Receivables :                                                                                       0.00
                                                                                                              -----------------
Removed Total Receivables :                                                                                                0.00
                                                                                                              -----------------

Additional Principal Receivables :                                                                                         0.00
                                                                                                              -----------------
Additional Finance Charge Receivables :                                                                                    0.00
                                                                                                              -----------------
Additional Total Receivables :                                                                                             0.00
                                                                                                              -----------------

Discounted Receivables Generated this Period                                                                               0.00
                                                                                                              -----------------

End of the Month Principal Receivables :                                                                      10,398,868,020.08
                                                                                                              -----------------
End of the Month Finance Charge Receivables :                                                                    365,031,002.79
                                                                                                              -----------------
End of the Month Discounted Receivables :                                                                                  0.00
                                                                                                              -----------------
End of the Month Total Receivables :                                                                          10,763,899,022.87
                                                                                                              -----------------

Excess Funding Account Balance                                                                                             0.00
                                                                                                              -----------------
Adjusted Invested Amount of all Master Trust Series                                                            9,633,561,473.00
                                                                                                              -----------------

End of the Month Seller Percentage                                                                                        7.36%
                                                                                                              -----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : OCTOBER 1999                                                                ACCOUNTS            RECEIVABLES
                                                                                             --------            -----------

End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                  167,273.00        194,096,370.92
                                                                                         ----------------     -----------------
      60 - 89 Days Delinquent                                                                   95,291.00        123,838,177.81
                                                                                         ----------------     -----------------
      90 + Days Delinquent                                                                     173,476.00        232,345,268.04
                                                                                         ----------------     -----------------

      Total 30 + Days Delinquent                                                               436,040.00        550,279,816.77
                                                                                         ----------------     -----------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                          5.11%
                                                                                                              -----------------

Defaulted Accounts During the Month                                                             54,059.00         49,403,797.30
                                                                                         ----------------     -----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                      5.56%
                                                                                                              -----------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : OCTOBER 1999                                                               COLLECTIONS          PERCENTAGES
                                                                                            -----------          -----------
Total Collections and Gross Payment Rate                                                 1,570,062,344.24                14.23%
                                                                                         ----------------     -----------------

Collections of Principal Receivables and Principal Payment Rate                          1,351,781,186.80                12.67%
                                                                                         ----------------     -----------------

      Prior Month Billed Finance Charge and Fees                                           179,360,032.54
                                                                                         ----------------
      Amortized AMF Income                                                                  13,312,766.10
                                                                                         ----------------
      Interchange Collected                                                                 16,224,555.66
                                                                                         ----------------
      Recoveries of Charged Off Accounts                                                    12,039,014.13
                                                                                         ----------------
      Collections of Discounted Receivables                                                          0.00
                                                                                         ----------------

Collections of Finance Charge Receivables and Annualized Yield                             220,936,368.43                24.86%
                                                                                         ----------------     -----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : OCTOBER 1999

Beginning Unamortized AMF Balance                                                                                 69,008,957.08
                                                                                                              -----------------
+     AMF Slug for Added Accounts                                                                    0.00
                                                                                         ----------------
+     AMF Collections                                                                       10,657,555.11
                                                                                         ----------------
-     Amortized AMF Income                                                                  13,312,766.10
                                                                                         ----------------
Ending Unamortized AMF Balance                                                                                    66,353,746.09
                                                                                                              -----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : OCTOBER 1999

Gross Principal Payment Rate                                                                       12.67%
                                                                                         ----------------

May 17, 1994   3% Discount of Addition                                                                            50,184,973.92
                                                                                                              -----------------
      Total Discounted Receivables Collections as of Beginning of Month                     50,184,973.92
                                                                                         ----------------
      Collections of Discounted Receivables Current Month                                            0.00
                                                                                         ----------------
Discounted Receivables to be Collected                                                                                     0.00
                                                                                                              -----------------



                                                     /s/ Charles Kim
                                                     -------------------------
                                                     Charles Kim
                                                     Securitization Manager


                                                                    Page 8 of 38